UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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FLOWSERVE CORPORATION

(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 22, 2020. FLOWSERVE CORPORATION FLOWSERVE CORPORATION 5215 N. O’CONNOR BLVD SUITE 2300 IRVING, TX 75039 Meeting Information Meeting Type: Annual Meeting For holders as of: March 27, 2020 Date: May 22, 2020 Time: 2:00 P.M. CDT Location: Flowserve Corporation Global Technology and Training Center 4343 West Royal Lane Irving, TX 75063 IMPORTANT INFORMATION REGARDING MEETING ATTENDANCE AND We intend LOCATION to hold the Annual Meeting in person. However, we are sensitive to the public health health officials and travel may concerns issue in our light shareholders of the evolving may novel have coronavirus and recommendations (COVID-19) that situation. public or As may a result, decide we to may hold impose the meeting additional in a procedures different location or limitations or solely on by meeting means of attendees remote our communication investor relations (i.e., a website virtual-only (ir. flowserve. meeting). We com) plan as to well announce as on www. any such proxyvote. updates com, on and we encourage you to check these websites prior to the meeting if you plan to attend. You are receiving this communication because you hold shares in the company named above. This presents is not only a ballot. an overview You cannot of the use more this notice complete to vote proxy these materials shares. that This are communication available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy See the materials reverse and side voting of this instructions. notice to obtain D11512-P35286

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. NOTICE AND PROXY STATEMENT 2. ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents for this and future shareholder meetings, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 8, 2020 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person*: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. D11513-P35286

Voting Items

The Board of Directors recommends a vote "FOR" each Director Nominee in Proposal 1, and "FOR" Management Proposals 2, 3 and 4.

1. Election of Directors

   Nominees:

   1a. R. Scott Rowe

   1b. Sujeet Chand

   1c. Ruby R. Chandy

   1d. Gayla J. Delly

   1e. Roger L. Fix

   1f. John R. Friedery

   1g. John L. Garrison

   1h. Michael C. McMurray

   1i. David E. Roberts

2. Advisory vote to approve named executive officer compensation.

3. Ratification of the appointment of PricewaterhouseCoopers LLP to serve as the Company's independent auditor for 2020.

4. Amendments to the Company's Certificate of Incorporation to allow shareholder action by less than unanimous written consent.

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The Board of Directors recommends a vote "AGAINST" Proposal 5.

5. A shareholder proposal on advisory vote for amendments to organizational documents.

NOTE: The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted "FOR" items 1, 2, 3, and 4, and "AGAINST" item 5. If any other matters properly come before the meeting, the persons named in this proxy will vote in their discretion.

***IMPORTANT INFORMATION REGARDING MEETING ATTENDANCE AND LOCATION**
We intend to hold the Annual Meeting in person. However, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue in light of the evolving novel coronavirus (COVID-19) situation. As a result, we may impose additional procedures or limitations on meeting attendees (beyond those described above) or may decide to hold the meeting in a different location or solely by means of remote communication (i.e., a virtual-only meeting). We plan to announce any such updates on our investor relations website (**ir.flowserve.com**) as well as on **www.proxyvote.com**, and we encourage you to check these websites prior to the meeting if you plan to attend.

D11515-P35286